UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

TICC CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

TPG Specialty Lending, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TPG Specialty Lending, Inc., together with the other participants named herein (collectively, “TSLX”), intends to file a preliminary proxy statement and an accompanying proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes from the stockholders of TICC Capital Corp. (“TICC”) to: (a) elect TSLX’s director nominee at TICC’s 2016 annual meeting of stockholders and (b) approve a proposal to terminate the Investment Advisory Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC, as contemplated by Section 15(a) of the Investment Company Act of 1940, as amended.

As part of the above-referenced solicitation, TSLX updated certain pages of its website, http://www.changeticcnow.com/, a website established by TSLX that contains information regarding the solicitation. This Schedule 14A filing consists of the following screenshots, which reflect the content of pages not previously filed with the SEC.

DISCLAIMER Forward-Looking Statements Information set forth herein includes forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding TSLX’s proposed business combination transaction with TICC Capital Corp. (“TICC”) (including any financing required in connection with the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding TPG Specialty Lending, Inc.’s (“TSLX” or the “Company”) (and TSLX and TICC’s combined) expected future financial position, results of operations, cash flows, dividends, portfolio, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX (and the combined businesses of TSLX and TICC), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC, actual results or performance to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”). Risks and uncertainties related to the proposed transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate the transaction on the terms set forth in the proposal or on other terms, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, uncertainties as to the timing of the transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of the transaction or any failure to complete the transaction, competitive responses to the announcement or consummation of the transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of the transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of TICC’s businesses and operations with TSLX’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, unexpected costs, liabilities, charges or expenses resulting from the transaction, litigation relating to the transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions. In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K. Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Third Party-Sourced Statements and Information

Certain statements and information included herein have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. All information in this communication regarding TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.

Proxy Solicitation Information

The information set forth herein is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. TSLX intends to file a preliminary proxy statement with the SEC to be used to solicit votes at the 2016 annual meeting of stockholders of TICC in favor of (a) the election of its nominee to serve as a director of TICC and (b) TSLX’s proposal to terminate the Investment Advisory Agreement, dated as of July 1, 2011, by and between TICC and TICC Management, LLC, as contemplated by Section 15(a) of the Investment Company Act of 1940, as amended.

TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND ITS OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND ON TSLX’S WEBSITE AT HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.

The participants in the solicitation are TSLX and T. Kelley Millet, and certain of TSLX’s directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX directly beneficially owned 1,633,660 shares of common stock of TICC. As of the date hereof, Mr. Millet did not directly or indirectly beneficially own any shares of common stock of TICC.

Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 24, 2015, its proxy statement for the 2015 Annual Meeting, which was filed with the SEC on April 10, 2015, and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

I confirm that I have read the terms of this website.

Enter Site »

TPG Specialty Lending

News & Filings

Presentations

Nominee

How to Vote

About TPG Specialty Lending

Contact

TICC stockholders deserve change and TPG Specialty Lending, Inc. is committed to delivering meaningful change and real value to stockholders

TICC Capital Corp.’s (“TICC”) failure to deliver value to stockholders and to act in their best interest has gone on too long. By nearly every measure, TICC and its external manager, TICC Management, LLC, have consistently failed stockholders. Since TICC’s IPO in 2003, the company has delivered total returns of just 27.0% versus 188.8% for the BDC Composite.*

As we approach TICC’s annual meeting, TICC’s silence has made it clear to us that once again it does not intend to take any meaningful actions to deliver stockholder value. That is why we have delivered a formal notice of our nomination of a highly qualified and independent candidate— Mr. T. Kelley Millet—for election to the TICC Board at the 2016 Annual Meeting of Stockholders. We have also submitted a proposal to terminate the investment advisory agreement between TICC and the external manager. Under the Investment Company Act of 1940, as amended, stockholders have the power to terminate the external manager at no cost to stockholders.

We have taken these actions because we are gravely concerned that the Board’s leadership and the external manager’s actions will continue to destroy stockholder value. The need for an independent, highly qualified voice in the boardroom is overwhelmingly clear and the external manager’s decade of failed returns demands an immediate change.

These changes would positively impact TICC stockholders by:

1.Bringing in a new, independent perspective to the boardroom by adding Mr. Millet to the Board. His more than 30 years of proven industry expertise across the financial sector and particularly in credit markets coupled with his proven leadership as a director make him the ideal candidate to effect change at TICC. Of note, Mr. Millet, currently CEO of Banca IMI Securities, has guided companies in Chief Executive Officer and senior executive roles across the financial sector including roles with Pierpont Securities (2012-2013), Cortview Capital (2011-2012), MarketAxess Holdings (2006-2011), Bear Stearns (2001-2006), and J.P. Morgan (1982-2001). He also brings board experience that spans public financial technology companies to private equity-backed financial services companies to equity trading firms. He has a track record of success in reinvigorating companies, driving growth, prioritizing stockholders’ interests and protecting their investments.

2.Once and for all severing ties to a failed external manager that has not only delivered shockingly terrible stockholder returns but pursued a strategy that has impaired TICC’s financial future and served to enrich a few at the expense of the company’s stockholders.

3.Creating a path for TICC to fully and thoroughly explore strategic alternatives with a view to maximizing value for all TICC stockholders.

We feel strongly that change is needed at TICC for the following reasons:

1.The company’s past performance – delivered by the current external manager and overseen by the current Board – is appalling;

2.TICC’s value destructive capital allocation strategy has continually eroded NAV and diluted stockholders;

3.The TICC Board has ignored highly concerning conflicts of interest and seems to have prioritized wealth creation for the underperforming external manager, which provide little confidence that the Board, or the manager, is capable of focusing on driving value for stockholders; and

4.TICC’s poor and costly investment strategy disproportionally rewards its failed external manager at the expense of stockholders.

We remain undeterred and feel strongly that change is needed at TICC now.

PRESS RELEASES

TPG Specialty Lending, Inc. Seeks to Elect New Independent Candidate to Board and Terminate Investment Advisory Agreement at TICC Capital Corp.

2/4/2016

WHAT PEOPLE ARE SAYING…

“Now, we want to ensure that the TICC Board is acting in accordance with its fiduciary obligations… We find ourselves at a critical juncture in TICC’s history where the Board’s decisions and actions over the next few weeks will have significant ramifications to stockholders.” – One of the largest TICC stockholders, Raging Capital Management, LLC letter to TICC Board of Directors – September 21, 2015

TPG Specialty Lending, Inc. Comments on TICC Capital Corp. Stockholders’ Rejection of Conflicted Sale of Advisory Agreement

VIEW ALL

TPG Specialty Lending, Inc. Urges Stockholders to Vote the GOLD Proxy Card AGAINST the Benefit Street Partners Transaction at the Special Meeting Scheduled for December 22

12/21/2015

TPG Specialty Lending, Inc. Affirms Commitment to Hold TICC Capital Corp. Accountable to Stockholders

12/14/2015

TPG Specialty Lending, Inc. Sends Letter to TICC Board of Directors Calling on TICC to Deliver Clarity and Meaningful Change to Stockholders

11/29/2015

TPG Specialty Lending, Inc. Comments on TICC Capital Corp.’s Third Quarter 2015 Financial Results and Reiterates Compelling Value of its Proposal to Acquire TICC

11/6/2015

TPG Specialty Lending, Inc. Increases Proposal to Acquire TICC Capital Corp.

11/2/2015

TPG Specialty Lending, Inc. Addresses TICC’s Desperate Attempts to Protect a Misplaced Payment to a Failed Manager

10/28/2015

TPG Specialty Lending, Inc. Sets the Record Straight on TICC Capital Corp.’s Efforts to Mislead Investors in Letter to Stockholders

10/26/2015

TPG Specialty Lending, Inc. Issues Presentation Detailing Why TICC Capital Corp. Stockholders Should Vote AGAINST All Proposals at Upcoming TICC Capital Corp. Special Meeting

10/21/2015

TPG Specialty Lending, Inc. Reiterates Importance of Protecting Stockholder Value by Voting AGAINST All Proposals at Upcoming TICC Capital Corp. Special Meeting

10/19/2015

ISS, Glass Lewis and Egan-Jones Recommend TICC Capital Corp. Stockholders Vote AGAINST the Benefit Street Partners Transaction

10/16/2015

TPG Specialty Lending, Inc. Welcomes TICC Capital Corp.’s Admission of Failed Leadership and Highlights Four Simple Truths

10/16/2015

TPG Specialty Lending, Inc. Sets the Record Straight on Management Fees

10/15/2015

TPG Specialty Lending, Inc. Highlights Four Key Facts for TICC Stockholders to Consider about Their Dividend

10/13/2015

TPG Specialty Lending, Inc. Questions Payment to Failed Leadership in Letter to TICC Capital Corp. Stockholders.

10/12/2015

TPG Specialty Lending, Inc. Corrects Misleading Statements from TICC Capital Corp. 10/8/2015

TPG Specialty Lending, Inc. Files Definitive Proxy Materials with SEC to Solicit TICC Capital Corp. Stockholders to Vote AGAINST the Inferior Benefit Street Partners Transaction 10/5/2015

TPG Specialty Lending, Inc. Corrects Misleading Statements from TICC Capital Corp. 9/30/2015

TPG Specialty Lending, Inc. Demonstrates Superior Value of Its Proposal in Letter to TICC Capital Corp. Stockholders 9/28/2015

TPG Specialty Lending, Inc. Sends Letter to TICC Capital Corp. Stockholders Outlining Merits of Proposal 9/21/2015

TPG Specialty Lending Proposes to Acquire TICC Capital Corp. for $7.50 per Share 9/16/2015

VIEW ALL

* TICC and benchmark returns indexed to November 21, 2003. Total return calculation includes share price appreciation and cumulative dividends paid. BDC Composite comprised of ACAS, AINV, ARCC, BKCC, FSC, GBDC, HTGC, MAIN, MCC, NMFC, PNNT, PSEC, SLRC, TCAP, and TCRD, and are calculated through February 1, 2016.

TPG Specialty Lending

News & Filings

Press Releases

SEC Filings

Independent voices against TICC

Presentations

Nominee

How to Vote

About TPG Specialty Lending

Contact

PRESS RELEASES

TPG Specialty Lending, Inc. Seeks to Elect New Independent Candidate to Board and Terminate Investment Advisory Agreement at TICC Capital Corp.

2/4/2016

TPG Specialty Lending, Inc. Comments on TICC Capital Corp. Stockholders’ Rejection of Conflicted Sale of Advisory Agreement

12/22/2015

TPG Specialty Lending, Inc. Urges Stockholders to Vote the GOLD Proxy Card AGAINST the Benefit Street Partners Transaction at the Special Meeting Scheduled for December 22

12/21/2015

TPG Specialty Lending, Inc. Affirms Commitment to Hold TICC Capital Corp. Accountable to Stockholders

12/14/2015

TPG Specialty Lending, Inc. Sends Letter to TICC Board of Directors Calling on TICC to Deliver Clarity and Meaningful Change to Stockholders

11/29/2015

TPG Specialty Lending, Inc. Comments on TICC Capital Corp.’s Third Quarter 2015 Financial Results and Reiterates Compelling Value of its Proposal to Acquire TICC

11/6/2015

TPG Specialty Lending, Inc. Increases Proposal to Acquire TICC Capital Corp.

11/2/2015

TPG Specialty Lending, Inc. Addresses TICC’s Desperate Attempts to Protect a Misplaced Payment to a Failed Manager

10/28/2015

TPG Specialty Lending, Inc. Sets the Record Straight on TICC Capital Corp.’s Efforts to Mislead Investors in Letter to Stockholders

10/26/2015

TPG Specialty Lending, Inc. Issues Presentation Detailing Why TICC Capital Corp. Stockholders Should Vote AGAINST All Proposals at Upcoming TICC Capital Corp. Special Meeting

10/21/2015

TPG Specialty Lending, Inc. Reiterates Importance of Protecting Stockholder Value by Voting AGAINST All Proposals at Upcoming TICC Capital Corp. Special Meeting

10/19/2015

ISS, Glass Lewis and Egan-Jones Recommend TICC Capital Corp. Stockholders Vote AGAINST the Benefit Street Partners Transaction

10/16/2015

TPG Specialty Lending, Inc. Welcomes TICC Capital Corp.’s Admission of Failed Leadership and Highlights Four Simple Truths

10/16/2015

TPG Specialty Lending, Inc. Sets the Record Straight on Management Fees

10/15/2015

TPG Specialty Lending, Inc. Highlights Four Key Facts for TICC Stockholders to Consider about Their Dividend

10/13/2015

TPG Specialty Lending, Inc. Questions Payment to Failed Leadership in Letter to TICC Capital Corp. Stockholders.

10/12/2015

TPG Specialty Lending, Inc. Corrects Misleading Statements from TICC Capital Corp. 10/8/2015

TPG Specialty Lending, Inc. Files Definitive Proxy Materials with SEC to Solicit TICC Capital Corp. Stockholders to Vote AGAINST the Inferior Benefit Street Partners Transaction 10/5/2015

TPG Specialty Lending, Inc. Corrects Misleading Statements from TICC Capital Corp. 9/30/2015

TPG Specialty Lending, Inc. Demonstrates Superior Value of Its Proposal in Letter to TICC Capital Corp. Stockholders 9/28/2015

TPG Specialty Lending, Inc. Sends Letter to TICC Capital Corp. Stockholders Outlining Merits of Proposal 9/21/2015

TPG Specialty Lending Proposes to Acquire TICC Capital Corp. for $7.50 per Share 9/16/2015

Copyright 2016.

SEC Filings

Receive E-mail Alerts [GRAPHIC APPEARS HERE]

Top of Form

SEC Filing Keyword earch (View search tips)

Year Filter

Groupings Filter (View SEC Groupings descriptions)

View Section 16 Filings (3,4,5)

<< First | Previous | Next | Last >>

Filing Date

Form

Description

Filing Group

Downloads

12/21/15

DFAN14A

Additional proxy soliciting materials filed by non-management

Proxy Filings

12/14/15

DFAN14A

Additional proxy soliciting materials filed by non-management

Proxy Filings

12/04/15

3

Initial filing by director officer or owner of more than ten percent.

3,4,5

11/30/15

DFAN14A

Additional proxy soliciting materials filed by non-management

Proxy Filings

11/30/15

4

Statement of changes in beneficial ownership of securities

3,4,5

11/20/15

4

Statement of changes in beneficial ownership of securities

3,4,5

11/17/15

4

Statement of changes in beneficial ownership of securities

3,4,5

11/12/15

4

Statement of changes in beneficial ownership of securities

3,4,5

11/09/15

DFAN14A

Additional proxy soliciting materials filed by non-management

Proxy Filings

11/05/15

DFAN14A

Additional proxy soliciting materials filed by non-management

Proxy Filings

<< First | Previous | Next | Last >>

Bottom of Form

TPG Specialty Lending

News & Filings

Presentations

Nominee

How to Vote

About TPG Specialty Lending

Contact

WHAT PEOPLE ARE SAYING

Institutional Shareholder Services Inc. – October 16, 2015

“[T]he prudent strategy may be to send the [TICC] board back to the drawing board, and ask it to run the process it does not appear to have run when first presented with the opportunity. A vote AGAINST [the BSP transaction], therefore, is warranted at this point.”

Glass, Lewis & Co., LLC – October 14, 2015

“[T]here are very few definitive reasons to suggest the arrangement with BSP is likely to represent the most attractive alternative available to [TICC’s] unaffiliated investor base at this time. … [T]he expeditiously negotiated management arrangement creates an undisclosed wealth transfer in favor of TICC’s underperforming adviser and shifts management of [TICC] to an entity that has been unable or unwilling to fully match seemingly superior arrangements available through alternative transaction partners.”

Egan-Jones Ratings Company – October 13, 2015

“We are concerned that the current Board of TICC may not be operating in a manner that is in the best long term interest of shareholders. We are also concerned that at least some of the independent members of that board may have for a variety of reasons, lost their ability to be truly independent.”

Wells Fargo – October 9, 2015

“A Vote for TICC does not ‘Protect’ The Distribution. TICC outlines that a vote in favor of the BSP transaction will ‘protect’ the distribution, but we believe this statement only gives false hope to investors. We believe this dividend will get cut regardless as TICC does not have the operating earnings to support the dividend at all—and this will not change under BSP.”

Chris DeMuth, Jr., Rangeley Capital – October 7, 2015

“[S]hareholders could choose to accept an immediate event to close the gap between the share price and NAV, in which case TSLX’s offer or potentially liquidating the company is superior to BSP’s offer.”

Wells Fargo – October 7, 2015

“TICC’s Presentation of the ‘Simple Facts’ just makes us sad for the industry. . . . The ‘Independent’ Special Committee is not as ‘independent’ as it appears—an independent board member derives over $280k a year from Royce Funds (note the founder of Royce Funds is an owner of the BDC external manager…and is slated to receive $60MM on the external manager sale).”

Barclays – October 6, 2015

“[W]e believe TSLX’s offer represents the best value out of the three and can potentially deliver to current TICC shareholders a combination of upfront return on shares, participation in future upside of a combined BDC, and access to a broader platform and quality management.”

Antoine Gara, Forbes – October 2, 2015

“Who wins the battle for TICC Capital or what a fair price for the BDC is remains in question. One thing is clear; investors lured by the promise of high yields should tread carefully. It turns out some companies are reaching into investors’ own pockets to make fat dividend payments.”

Top 5 TICC stockholder Muzinich & Co. letter to TICC Board of Directors – September 25, 2015

“We were surprised when the [TICC] Special Committee released a statement on September 21, 2015 reaffirming its initial position and, we believe, premature decision to pursue the Benefit Street Partners’ (“Benefit Street”) offer over competing offers. We believe, based on public disclosure, this decision was made without the benefit of appropriate advice and necessary deliberation, especially as the Benefit Street offer does not expire. We were further disappointed by the letter from the Special Committee to stockholders of September 24, 2015, again rejecting a competing offer without due consideration or process.”

Wells Fargo Securities Research report – September 22, 2015

“Unfortunately for TICC shareholders, as we examine TICC’s collateral (which is nearly void of real proprietary transactions), we find that investors have been paying nearly 6x the normal fee that should be charged on these large/liquid/BSL (broadly syndicated loan) type assets.”

One of the largest TICC stockholders, Raging Capital Management, LLC letter to TICC Board of Directors – September 21, 2015

“Now, we want to ensure that the TICC Board is acting in accordance with its fiduciary obligations… We find ourselves at a critical juncture in TICC’s history where the Board’s decisions and actions over the next few weeks will have significant ramifications to stockholders.”

JMP Securities Research report – September 17, 2015

“[W]e believe the action taken by [TSLX] management highlights our favorable perception of the company’s leading governance practices and focus on creating shareholder value.”

Keefe, Bruyette & Woods Securities Research report – September 16, 2015

“The $0.29 [TICC] dividend is not sustainable, and we expect it will be cut regardless of what happens. We have been talking about a dividend cut for over a year now…Now TSLX provides an interesting offer and the [TICC] Board rejects it without negotiating with TSLX. As the title of our note implies, we are questioning whether the [TICC] Board is really doing all they can to maximize shareholder value.”

Ladenburg Thalmann Securities Research report – September 16, 2015

“As part of TPG, TICC shareholders would benefit from access to its broad platform including a direct origination team. Over the last year TSLX has outperformed our BDC index by about 12% and [outperformed] TICC by about 24% on a total return basis.”

Cantor Fitzgerald – September 16, 2015

“TSLX trumped [BSP’s] offer, in our view, by presenting TICC’s board with a proposal that would provide a 20% premium to TICC shareholders.”1

1 For reference, the TSLX Proposal represents a 12.8% discount to TICC’s NAV as of June 30, 2015, a narrower discount than the price at which the shares have traded since June 30th.

Keefe, Bruyette & Woods – August 31, 2015

“We fail to see how the board of directors at TICC can fulfill their legal fiduciary responsibility to TICC shareholders and not [meaningfully] explore the potential for a transaction with an existing quality manager in the BDC sector.”

Copyright 2016.

TPG Specialty Lending

News & Filings

Presentations

Nominee

How to Vote

About TPG Specialty Lending

Contact

PRESENTATIONS

Committed to Effecting Change and Maximizing Value for TICC Stockholders

February 2016

TPG Specialty Lending Proposal: The Right and Value Maximizing Choice for TICC Stockholders

October 2015

Copyright 2016.

Toggle navigation TPG Specialty Lending

News & Filings

Presentations

Nominee

How to Vote

About TPG Specialty Lending

Contact

NOMINEE

TPG Specialty Lending’s Highly-Qualified Director Nominee

T. Kelley Millet

Mr. Millet, age 56, is the CEO, Vice Chairman, Treasurer and member of the board of Banca IMI Securities Corp., a provider of banking and brokerage services to institutional investors. In addition, Mr. Millet currently serves on the board of directors of Investment Technology Group, Inc., where he is also a member of the audit, capital and technology committees. From 2012 until 2016, Mr. Millet served on the board of The Mutual Fund Store, a provider of personalized financial planning and money management services. From 2013 to 2014, Mr. Millet served as a consultant to Investment Technology Group, Inc.’s CEO and board of directors. Previously, (a) from 2012 until 2013, Mr. Millet served as Co-President, Partner and a member of the board of directors of Pierpont Securities LLC, a fixed income broker-dealer, (b) from 2011 until 2012, Mr. Millet was CEO and a member of the board of directors of the broker-dealer, Cortview Capital Holdings Inc. and (c) from 2006 until 2011, Mr. Millet served as President and as a member of the board of directors of MarketAxess Holdings Inc. (“MarketAxess”), a publicly-traded company that operates an electronic fixed income trading platform. Prior to MarketAxess, Mr. Millet was Global Head of Capital Markets and Credit Trading at Bear Stearns & Co. Inc. from 2001 through 2006. From 1982 to 2001, Mr. Millet held a variety of positions at JPMorgan Chase & Co., which culminated in his appointment as Managing Director, Head of Global Syndicate and Capital Markets. Mr. Millet received a B.A. from Amherst College. Mr. Millet’s significant experience as a senior executive coupled with his extensive financial expertise and public company board experience well qualifies him for service on the board of directors of the Company.

TPG Specialty Lending

News & Filings

Presentations

Nominee

How to Vote

About TPG Specialty Lending

Contact

HOW TO VOTE

Information on how to vote will be forthcoming.

TPG

News & Filings

Presentations

Nominee

How to Vote

About TPG Specialty Lending

Contact

ABOUT TPG SPECIALTY LENDING

TPG Specialty Lending, Inc. (“TSLX”) (NYSE: TSLX) is a specialty finance company focused on lending to middle-market companies, primarily in the U.S. TSLX leverages the deep investment, sector, and operating resources of TPG Special Situations Partners, which with over $12 billion of assets under management, is the dedicated special situations and credit platform of TPG, a global private investment firm with over $74 billion of assets under management.

Stockholder-first Approach

TSLX has achieved its success by abiding by its core belief of putting stockholder value first. This is reflected in TSLX’s highly transparent governance, commitment to a stable, predictable dividend policy, and its implementation of a stock buyback plan. As a result of this stockholder-first approach, TSLX is one of only a few business development companies that are majority owned by large institutional investors.

Dividend Philosophy

TSLX believes that business development companies should maintain consistent dividends that are well covered by net investment income. Put simply, companies should only pay dividends that they can afford. TSLX is proud to have met these expectations as it has over-earned its dividend on a net investment income per share basis (including realized gains in 2012) every year since the commencement of its investing activities in July 2011 (prior to March 2014, TSLX was a privately-held business development company that did not have publicly traded or listed shares).

Strong Track Record of Market Outperformance

In 2014, TSLX generated total stockholder returns of 14.7% compared to the sector average of negative 7.5%, and negative 16.7% for TICC Capital Corp. TSLX has grown net asset value per share from $14.06 as of June 30, 2011 (the quarter-end immediately prior to the beginning of TSLX’s investment operations) after organizational costs to $15.84 as of June 30, 2015.

For more information, visit the TSLX website at www.tpgspecialtylending.com.

Copyright 2016.

Toggle navigation TPG Specialty Lending

News & Filings

Presentations

Nominee

How to Vote

About TPG Specialty Lending

Contact

CONTACT INFORMATION

INVESTORS

MEDIA

TPG@mackenziepartners.com (212) 929-5500 (call collect) or TOLL-FREE (800) 322-2885

Robert Ollwerther, 212-430-4119 TPG Specialty Lending bollwerther@tpg.com

or

Lucy Lu, 212-601-4753 TPG Specialty Lending llu@tpg.com

Luke Barrett, 212-601-4752 lbarrett@tpg.com

or

Abernathy MacGregor Tom Johnson or Pat Tucker 212-371-5999 tbj@abmac.com / pct@abmac.com